UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
High Yield Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen —and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2016

Class IA: $6.07	Class IB: $6.02

Total return at net asset value
			JPMorgan Developed
(as of 6/30/16)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	8.01%	8.01%	9.34%

1 year	–0.12	–0.35	1.49

5 years	28.21	26.81	35.10
Annualized	5.10	4.87	6.20

10 years	89.30	84.88	111.12
Annualized	6.59	6.34	7.76

Life	685.70	643.87	—
Annualized	7.53	7.32	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Consumer cyclicals	21.0%
Communication services	12.6%
Basic materials	11.3%
Energy	10.4%
Financials	9.9%
Health care	9.4%
Capital goods	7.8%
Utilities	5.7%
Consumer staples	5.0%
Technology	4.7%
Transportation	0.8%
Non-cash investments	–3.0%
Cash and net other assets	1.4%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities.

Credit quality

A	0.6%

BBB	7.6%

BB	37.6%

B	37.7%

CCC or below	11.3%

Not rated	3.8%

Cash and net other assets	1.4%

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the environment like for high-yield bonds during the six-month reporting period ended June 30, 2016?

U.S. high-yield bonds strongly advanced for the six-month reporting period, sharply reversing course after ending 2015 with their first calendar-year decline since 2008. As measured by the JPMorgan Developed High Yield Index, the high-yield market gained 9.34%, struggling early on but surging alongside stocks beginning in mid-February as demand for risk assets improved and credit spreads tightened. The upturn coincided with improvement in the price of oil, as U.S. crude prices rose from about $33 per barrel in late January — a near 13-year low — to roughly $48 by period-end. Additional factors that boosted the high-yield market included signs of stabilization in the global economy, generally positive industry fundamentals and enormous monetary support from major central banks worldwide.

The rally in high-yield bonds was temporarily disrupted in June, as the surprise referendum vote by the United Kingdom to exit the European Union reverberated throughout global markets. As investors reassessed the Brexit outcome in the days immediately following the vote, the asset class rebounded.

Gains were broad-based across industries, with a wide gap between top and bottom performers. Reflecting the recovery in commodities prices, metals/mining led the way, advancing roughly 28%, followed by energy, which rose about 22%.

Meanwhile, traditionally defensive areas of the market struggled to keep pace amid the resource-fueled rally. Food and beverages, for example, returned a solid 5% but still trailed the broader market. Automotive, financials and health care also lagged the broader market.

As investor risk sentiment improved during the period, bonds rated Caa and below outperformed the broader market, as did split B-rated securities. At the same time, the larger, higher-quality B-rated and Ba-rated tiers showed modest muted gains.

What factors had the biggest influence on the fund’s relative performance during the period?

At the sector/industry level, overweight positions in telecommunications and utilities, along with beneficial overall positioning in gaming/lodging/leisure, contributed the most versus the benchmark. On the downside, underweight allocations in energy and metals/mining, combined with adverse positioning in technology, hampered the fund’s relative return, as did having lighter-than-benchmark exposure to lower-quality bonds.

In terms of individual holdings, overweights in oil and gas exploration and production company SM Energy and wireless communications provider Sprint Communications were the top relative contributors to relative fund performance.

What is your outlook for the coming months?

Looking at fundamentals, earnings for high-yield issuers in the first quarter of 2016 were better than expected, with companies posting the best earnings growth in six quarters. The 12-month default rate rose during the reporting period, but this increase was driven by issuers in commodity-related sectors, which accounted for roughly 85% of all defaults. Excluding energy and metals/mining, the default rate was only 0.53%. All told, we believe most high-yield issuers — excluding those in commodity-sensitive sectors — have been in reasonably good shape from a credit perspective, especially when viewed in light of what we believe will be a supportive economic backdrop.

We expect to see some typical seasonal weakness in the coming months, but a summer slowdown shouldn’t be confused with cyclical weakness, in our view. However, we expect that macroeconomic and political factors may stoke continued volatility in the markets. Thus, an event like Brexit, which added a large dose of uncertainty to the global capital markets, may temper investors’ appetite for risk. That said, we also recognize that investors will continue to search for yield, which we think may bolster the case for high-yield bonds.

How do you plan to position the fund in light of this outlook?

We plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split Ba-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. From a sector/industry perspective, we favored housing, telecommunications, gaming/lodging/leisure, broadcasting, and utilities. By contrast, the fund was underweight in energy, technology, food and beverages, metals/mining, and services.

Lastly, we plan to hold a slightly higher-than-normal cash allocation in the portfolio to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/ demand environment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate

2 Putnam VT High Yield Fund

or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.70%	0.95%

Annualized expense ratio for the six-month period
ended 6/30/16	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.72	$5.02	$3.62	$4.87

Ending value
(after expenses)	$1,080.10	$1,080.10	$1,021.28	$1,020.04

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

The fund’s portfolio 6/30/16 (Unaudited)

CORPORATE BONDS AND NOTES (87.2%)*	Principal amount	Value

Advertising and marketing services (0.6%)
Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	$485,000	$504,400

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	105,000	108,675

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2025	355,000	365,650

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	315,000	323,663

		1,302,388
Automotive (0.5%)
Fiat Chrysler Automobiles NV sr. unsec.
unsub. notes 5 1/4s, 2023 (Italy)	660,000	655,875

General Motors Co. sr. unsec. notes 5.2s, 2045	120,000	118,887

Lear Corp. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	170,000	178,925

Navistar International Corp. company
guaranty sr. unsec. notes 8 1/4s, 2021	376,000	264,140

		1,217,827
Broadcasting (2.5%)
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2020	635,000	603,250

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	820,000	820,000

Entercom Radio, LLC company guaranty sr. unsec.
notes 10 1/2s, 2019	275,000	290,125

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2019	740,000	555,000

LIN Television Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	75,000	75,375

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	300,000	315,000

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	70,000	72,100

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	665,000	679,963

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6s, 2024	320,000	330,800

TEGNA, Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2019	175,000	180,031

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6 1/2s, 2023	305,000	301,569

Tribune Media Co. company guaranty sr. unsec.
notes 5 7/8s, 2022	420,000	417,900

Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5 1/8s, 2025	810,000	800,888

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	267,000	279,015

		5,721,016
Building materials (0.8%)
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	245,000	254,188

Nortek, Inc. company guaranty sr. unsec.
sub. notes 8 1/2s, 2021	690,000	715,875

Standard Industries, Inc. 144A sr. unsec.
notes 6s, 2025	245,000	256,025

Standard Industries, Inc. 144A sr. unsec.
notes 5 3/8s, 2024	660,000	671,550

Standard Industries, Inc./NJ 144A sr. unsec.
notes 5 1/8s, 2021	65,000	66,788

		1,964,426

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount		Value

Cable television (5.3%)
Altice SA 144A company guaranty sr. unsec.
notes 7 3/4s, 2022 (Luxembourg)		$1,340,000	$1,353,400

Altice SA 144A company guaranty sr. unsec.
notes 7 5/8s, 2025 (Luxembourg)		400,000	391,000

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020		75,000	76,913

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018		235,000	251,596

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 5/8s, 2022		235,000	247,925

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022		480,000	490,800

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5 1/2s, 2026		450,000	456,750

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2024		1,210,000	1,255,375

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5 3/4s, 2026		215,000	221,450

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5 1/8s, 2023		615,000	618,459

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021		995,000	945,250

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021		100,000	95,250

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		450,000	409,500

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		180,000	183,600

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2024		425,000	395,250

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10 7/8s, 2025		200,000	228,624

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10 1/8s, 2023		445,000	498,400

Numericable-SFR SA 144A company
guaranty sr. notes 7 3/8s, 2026 (France)		510,000	504,263

Numericable-SFR SA 144A company
guaranty sr. notes 6s, 2022 (France)		365,000	356,788

Numericable-SFR SA 144A sr. bonds 6 1/4s,
2024 (France)		530,000	503,500

Numericable-SFR SA 144A sr. bonds 5 5/8s,
2024 (France)	EUR	110,000	122,988

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)		$110,000	111,650

Unitymedia GmbH 144A company
guaranty sr. notes 6 1/8s, 2025 (Germany)		200,000	201,020

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		685,000	708,975

Virgin Media Finance PLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		285,000	286,425

Virgin Media Secured Finance PLC 144A
sr. notes 5 3/8s, 2021 (United Kingdom)		256,500	263,233

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2019		1,000,000	1,035,000

			12,213,384
Capital goods (7.3%)
Advanced Disposal Services, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020		1,327,000	1,340,270

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5s, 2022		240,000	240,000

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2024 (Ireland)	$885,000	$904,913

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6 1/2s, 2023 (Canada)	295,000	300,531

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024	580,000	561,150

Berry Plastics Corp. company guaranty notes 6s, 2022	205,000	211,919

Bombardier, Inc. 144A sr. unsec.
unsub. notes 4 3/4s, 2019 (Canada)	585,000	558,675

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	800,000	872,000

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7 3/8s, 2026	215,000	236,500

DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. sub. notes 7 3/4s, 2020
(Luxembourg)	305,000	319,488

Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6s, 2022	1,505,000	1,316,875

KLX, Inc. 144A company guaranty sr. unsec.
notes 5 7/8s, 2022	855,000	837,900

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	920,000	1,253,411

Manitowoc Foodservice, Inc. 144A sr. unsec.
notes 9 1/2s, 2024	785,000	877,238

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	950,000	881,125

Moog, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2022	680,000	688,500

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2025	305,000	313,388

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	425,000	437,750

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	144,000	148,680

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	370,000	387,064

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes 7s, 2024	450,000	463,275

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	365,000	378,688

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2026	200,000	202,874

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	385,000	385,481

TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8 3/4s, 2023	865,000	847,700

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	410,000	434,600

TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2024	145,000	147,085

TransDigm, Inc. 144A company guaranty sr. unsec.
sub. bonds 6 3/8s, 2026	325,000	324,188

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 3/4s, 2025	770,000	780,102

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 1/2s, 2022	325,000	329,469

		16,980,839

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Chemicals (2.9%)
A Schulman, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	$575,000	$574,138

Blue Cube Spinco, Inc. 144A company
guaranty sr. unsec. notes 9 3/4s, 2023	320,000	370,400

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5 7/8s, 2021 (Germany)	180,000	201,150

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4 5/8s, 2022
(Germany)	370,000	392,663

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7s, 2025	215,000	180,331

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	330,000	280,500

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	600,000	559,500

GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9 1/2s, 2023	810,000	905,175

Huntsman International, LLC company
guaranty sr. unsec. notes 5 1/8s, 2022	445,000	440,550

Kraton Polymers LLC/Kraton Polymers Capital Corp.
144A company guaranty sr. unsec. notes 10 1/2s, 2023	485,000	516,525

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)	660,000	653,400

PQ Corp. 144A company guaranty sr. notes 6 3/4s, 2022	145,000	151,163

Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023	270,000	266,625

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	960,000	984,000

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	185,000	190,088

		6,666,208
Commercial and consumer services (0.3%)
Mustang Merger Corp. 144A sr. unsec.
notes 8 1/2s, 2021	120,000	125,400

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5 3/8s, 2023	510,000	521,475

		646,875
Construction (2.5%)
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2023	870,000	911,325

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2023	685,000	744,938

Builders FirstSource, Inc. 144A sr. notes 7 5/8s, 2021	375,000	391,875

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)	425,000	465,906

Cemex Finance, LLC 144A company
guaranty sr. notes 6s, 2024 (Mexico)	375,000	363,750

Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.7s, 2025 (Mexico)	395,000	375,250

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8s, 2021	255,000	255,000

HD Supply, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020	165,000	172,821

HD Supply, Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2024	260,000	270,400

U.S. Concrete, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2024	390,000	390,000

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	130,781

USG Corp. 144A company guaranty sr. unsec.
notes 5 1/2s, 2025	440,000	460,900

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6s, 2023	870,000	765,600

		5,698,546

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	$420,000	$233,625

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2025	220,000	229,075

Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2020	45,000	46,969

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	300,000	316,500

		826,169
Consumer staples (4.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	845,000	876,426

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	240,000	243,600

Ashtead Capital, Inc. 144A company
guaranty notes 6 1/2s, 2022	675,000	702,419

BlueLine Rental Finance Corp. 144A notes 7s, 2019	530,000	455,800

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8s, 2022	655,000	633,713

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,235,000	1,228,825

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	374,363

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	910,000	916,825

Corrections Corp. of America company
guaranty sr. unsec. sub. notes 4 1/8s, 2020 R	110,000	113,163

Dean Foods Co. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	680,000	701,250

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	480,200

JBS USA, LLC/JBS USA Finance, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2021 (Brazil)	190,000	196,650

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5 1/4s, 2026	405,000	415,125

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5s, 2024	405,000	412,088

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	130,000	131,300

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	290,000	289,275

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	535,000	539,013

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5 3/4s, 2021	965,000	931,225

Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	685,000	731,238

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	165,000	88,275

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5 3/8s, 2022	280,000	299,600

		10,760,373
Energy (10.0%)
Anadarko Petroleum Corp. sr. unsec.
unsub. notes 5.55s, 2026	280,000	309,783

Antero Resources Corp. company
guaranty sr. unsec. notes 5 5/8s, 2023	255,000	247,350

Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022	595,000	571,200

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	305,000	298,138

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Energy cont.
Archrock Partners LP/Archrock Partners
Finance Corp. company guaranty sr. unsec.
notes 6s, 2022	$780,000	$690,300

Archrock Partners LP/Archrock Partners
Finance Corp. company guaranty sr. unsec.
notes 6s, 2021	70,000	62,650

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024
(Canada)	345,000	277,725

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5 1/8s, 2021
(Canada)	120,000	100,440

California Resources Corp. 144A company
guaranty notes 8s, 2022	941,000	668,110

Cenovus Energy, Inc. sr. unsec. bonds 6 3/4s,
2039 (Canada)	55,000	57,758

Cenovus Energy, Inc. sr. unsec. bonds 4.45s, 2042
(Canada)	215,000	171,087

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020
(Canada) (In default) †	288,000	128,160

Chesapeake Energy Corp. 144A company
guaranty notes 8s, 2022	586,000	496,635

Concho Resources, Inc. company
guaranty sr. unsec. notes 5 1/2s, 2023	810,000	812,025

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.8s, 2024	115,000	100,338

Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5s, 2022	420,000	410,550

Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2023	395,000	368,338

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	115,000	79,350

Denbury Resources, Inc. 144A company
guaranty notes 9s, 2021	619,000	619,000

Devon Financing Company, LLC company
guaranty sr. unsec. unsub. bonds 7 7/8s, 2031	450,000	523,653

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 6 3/8s, 2023	255,000	153,000

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9 3/8s, 2020	1,100,000	778,250

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,465,000	293,000

Halcon Resources Corp. 144A company
guaranty notes 8 5/8s, 2020	295,000	278,775

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	295,000	338,762

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s,
2021 (In default) †	185,000	74,000

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2022	850,000	852,125

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada) (In default) †	580,000	40,600

Linn Energy, LLC/Linn Energy Finance Corp. 144A
company guaranty notes 12s, 2020 (In default) †	1,354,000	463,745

Lone Pine Resources Canada, Ltd. escrow company
guaranty sr. unsec. notes 10 3/8s, 2017
(Canada) F	195,000	10

Marathon Oil Corp. sr. unsec. unsub. notes 3.85s, 2025	220,000	202,121

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7s, 2024 (Canada)	245,000	188,650

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	$165,000	$127,875

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2017 (In default) †	865,000	304,913

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/4s, 2022	1,070,000	1,078,025

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/8s, 2026	500,000	486,250

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2021	240,000	219,000

Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023	620,000	561,100

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2022	485,000	448,019

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	400,000	391,000

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2023	270,000	234,900

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2022	155,000	136,400

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	370,000	378,325

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	360,000	357,300

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023	345,000	346,294

Sabine Pass Liquefaction, LLC 144A
sr. notes 5 7/8s, 2026	400,000	401,500

Sabine Pass LNG LP company
guaranty sr. sub. notes 6 1/2s, 2020	285,000	296,578

Samson Investment Co. company guaranty sr. unsec.
notes 9 3/4s, 2020 (In default) †	1,340,000	26,800

SandRidge Energy, Inc. 144A company
guaranty notes 8 3/4s, 2020 (In default) †	670,000	274,700

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6 3/4s, 2023 (Canada)	325,000	328,250

Seven Generations Energy, Ltd. 144A sr. unsec.
sub. notes 8 1/4s, 2020 (Canada)	550,000	569,938

Seventy Seven Energy, Inc. sr. unsec.
sub. notes 6 1/2s, 2022 (In default) †	345,000	20,700

Seventy Seven Operating, LLC company
guaranty sr. unsec. unsub. notes 6 5/8s,
2019 (In default) †	770,000	385,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	300,000

SM Energy Co. sr. unsec. sub. notes 5s, 2024	620,000	530,100

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	235,000	217,375

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	150,000	137,813

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018
(Canada) (In default) †	175,000	44,625

Triangle USA Petroleum Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	310,000	71,300

Unit Corp. company guaranty sr. unsec.
sub. notes 6 5/8s, 2021	160,000	123,600

Western Gas Partners LP sr. unsec.
unsub. notes 4.65s, 2026	155,000	154,684

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	144,000	130,320

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5s, 2019	450,000	414,000

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 7/8s, 2021	208,000	223,600

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 3/4s, 2031	435,000	439,350

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	$253,000	$259,554

Williams Partners LP/ACMP Finance Corp.
sr. unsec. unsub. notes 4 7/8s, 2023	605,000	583,825

WPX Energy, Inc. sr. unsec. notes 7 1/2s, 2020	300,000	299,436

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	1,160,000	1,078,800

		23,036,877
Entertainment (1.9%)
AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	425,000	427,125

AMC Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5 3/4s, 2025	420,000	417,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	190,000	194,665

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	405,000	412,088

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4 7/8s, 2023	295,000	292,050

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 7/8s, 2020	560,000	580,300

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2026	225,000	231,750

Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2025	280,000	276,500

Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2023	635,000	639,763

Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2022	125,000	127,813

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	835,000	861,094

		4,461,048
Financials (8.8%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	490,000	469,175

Ally Financial, Inc. company guaranty sr. unsec.
notes 8s, 2031	1,005,000	1,163,288

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	540,000	541,350

American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058	360,000	452,496

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9s, perpetual maturity (Spain)	400,000	398,000

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	215,000	218,225

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6 1/2s, perpetual maturity	270,000	287,550

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	365,000	369,563

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	390,000	406,575

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	340,000	345,950

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q,
5.95s, perpetual maturity	175,000	170,498

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	720,000	352,800

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	305,000	314,150

CNO Financial Group, Inc. sr. unsec.
unsub. notes 4 1/2s, 2020	265,000	274,275

Credit Acceptance Corp. company
guaranty sr. unsec. notes 7 3/8s, 2023	265,000	254,400

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6 1/8s, 2021	595,000	566,738

Credit Suisse Group AG 144A jr. unsec. sub. FRN
6 1/4s, perpetual maturity (Switzerland)	200,000	188,500

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount		Value

Financials cont.
DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020		$700,000	$420,000

Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151s, 2031		510,000	594,405

E*Trade Financial Corp. sr. unsec.
unsub. notes 5 3/8s, 2022		250,000	263,750

E*Trade Financial Corp. sr. unsec.
unsub. notes 4 5/8s, 2023		545,000	551,813

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2025 R		300,000	292,125

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRN 6.15s, 2066		290,000	95,700

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8 1/8s, 2019 ‡‡		130,000	124,800

HUB International, Ltd. 144A sr. unsec.
notes 7 7/8s, 2021		985,000	945,600

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022		595,000	560,865

iStar, Inc. sr. unsec. notes 5s, 2019 R		230,000	214,475

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		255,000	277,950

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN,
13s, perpetual maturity (United Kingdom)	GBP	115,000	249,808

Lloyds Banking Group PLC jr. unsec. sub. FRB
7 1/2s, perpetual maturity (United Kingdom)		$328,000	320,620

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 3/8s, 2024 R		225,000	239,625

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 3/8s, 2022 R		350,000	364,875

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 7 7/8s, 2020		465,000	435,938

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		435,000	371,925

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		420,000	438,375

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		125,000	85,000

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6 3/4s, 2019		275,000	268,125

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021		590,000	572,300

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		165,000	161,700

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		335,000	297,731

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021		670,000	637,338

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8s, perpetual maturity (United Kingdom)		245,000	228,463

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648s, perpetual maturity
(United Kingdom)		1,515,000	1,764,975

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8 1/4s, 2020		170,000	170,425

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2021		155,000	149,188

Springleaf Finance Corp. sr. unsec.
unsub. notes 5 1/4s, 2019		155,000	144,344

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020		557,000	517,314

TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8 1/2s, 2018		415,000	332,000

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		480,000	487,800

CORPORATE BONDS AND NOTES (87.2%)* cont.		Principal amount	Value

Financials cont.
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		$545,000	$539,550

VEREIT Operating Partnership LP company
guaranty sr. unsec. unsub. bonds 4 7/8s, 2026 R		80,000	82,200

Walter Investment Management Corp. company
guaranty sr. unsec. notes 7 7/8s, 2021		235,000	115,444

Wayne Merger Sub, LLC 144A sr. unsec.
notes 8 1/4s, 2023		265,000	261,688

			20,351,767
Forest products and packaging (2.0%)
Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020		855,000	872,100

Coveris Holding Corp. 144A company
guaranty sr. unsec. notes 10s, 2018		255,000	255,000

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg)		535,000	520,288

Louisiana-Pacific Corp. company
guaranty sr. unsec. notes 7 1/2s, 2020		360,000	372,150

Mercer International, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)		805,000	805,000

Norbord, Inc. 144A company
guaranty sr. notes 6 1/4s, 2023 (Canada)		690,000	705,525

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027		65,000	68,250

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 7/8s, 2033		375,000	397,500

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2025
(Ireland)		630,000	734,738

			4,730,551
Gaming and lottery (2.4%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023		340,000	362,100

Boyd Gaming Corp. 144A company
guaranty sr. unsec. unsub. bonds 6 3/8s, 2026		170,000	177,650

Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2023		580,000	601,750

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022
(Canada)	CAD	740,000	584,233

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021		$250,000	259,375

Penn National Gaming, Inc. sr. unsec.
sub. notes 5 7/8s, 2021		635,000	646,113

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		310,000	317,750

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		1,000,000	1,036,250

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10s, 2022		1,670,000	1,356,875

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2020		180,000	113,850

Scientific Games International, Inc. 144A company
guaranty sr. notes 7s, 2022		145,000	145,725

			5,601,671
Health care (8.3%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6 1/8s, 2021		740,000	760,350

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022		450,000	436,500

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7 7/8s, 2023		575,000	514,588

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		490,000	499,800

Centene Escrow Corp. 144A sr. unsec.
notes 6 1/8s, 2024		500,000	531,563

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Health care cont.
Centene Escrow Corp. 144A sr. unsec.
notes 5 5/8s, 2021	$155,000	$161,588

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2021	120,000	119,100

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2022	520,000	455,000

Concordia Healthcare Corp. 144A company
guaranty sr. unsec. notes 7s, 2023 (Canada)	540,000	457,650

ConvaTec Healthcare E SA 144A company
guaranty sr. unsec. unsub. notes 10 1/2s, 2018
(Luxembourg)	575,000	589,611

Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022	975,000	804,375

DPx Holdings BV 144A sr. unsec.
sub. notes 7 1/2s, 2022 (Netherlands)	820,000	842,550

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2023	250,000	217,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec.
unsub. notes 6s, 2023 (Ireland)	810,000	712,800

Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022	340,000	331,500

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	470,000	487,919

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	1,070,000	1,187,700

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2022	210,000	238,875

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2025	165,000	169,125

Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	490,000	501,025

JLL/Delta Dutch Pledgeco BV 144A sr. unsec.
notes 8 3/4s, 2020 (Netherlands) ‡‡	615,000	615,000

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sub. notes 10 1/2s, 2018	885,000	882,788

Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sr. notes 7 7/8s, 2021	495,000	526,244

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/2s, 2025
(Luxembourg)	345,000	307,913

MEDNAX, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	205,000	207,563

Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	350,000	349,125

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	515,000	535,788

Service Corp. International/US sr. unsec.
notes 5 3/8s, 2022	1,000,000	1,030,000

Service Corp. International/US sr. unsec.
unsub. notes 5 3/8s, 2024	485,000	503,188

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6 1/2s, 2023	310,000	313,875

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	435,000	438,263

Tenet Healthcare Corp. company guaranty sr. FRN
4.153s, 2020	690,000	681,375

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6s, 2020	925,000	975,875

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 7s, 2020	315,000	277,988

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	$90,000	$77,400

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 1/8s, 2025	520,000	417,300

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 7/8s, 2023	625,000	504,688

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 1/2s, 2023	265,000	212,828

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 3/8s, 2020	400,000	341,750

		19,218,070
Homebuilding (2.4%)
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5 3/4s, 2023	470,000	484,100

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	645,000	643,388

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2021	630,000	669,375

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2024	285,000	293,550

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	1,120,000	1,128,400

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	90,000	91,463

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2021	330,000	343,200

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	620,000	595,200

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	780,000	883,350

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2026	15,000	15,375

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	80,000	79,800

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	280,000	273,350

		5,500,551
Household furniture and appliances (0.1%)
Tempur Sealy International, Inc. 144A company
guaranty sr. unsec. unsub. bonds 5 1/2s, 2026	260,000	255,450

		255,450
Lodging/Tourism (0.7%)
MGM Growth Properties Operating Partnership
LP/MGP Escrow Co-Issuer, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	205,000	216,788

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	100,000	112,300

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	125,000	135,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,135,000	1,123,650

		1,587,738
Media (0.5%)
EMI Music Publishing Group North America
Holdings, Inc. 144A sr. unsec. notes 7 5/8s, 2024	445,000	457,238

Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. sub. notes 5 1/2s, 2021
(Luxembourg)	630,000	652,050

WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	80,000	80,600

		1,189,888

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Metals (3.2%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85s,
2019 (France)	$420,000	$494,550

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s,
2025 (France)	505,000	501,844

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	490,000	378,525

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)	435,000	351,263

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	200,000	167,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	265,000	259,783

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	495,000	477,675

Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 3.55s, 2022
(Indonesia)	50,000	44,000

HudBay Minerals, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2020 (Canada)	700,000	586,250

Joseph T Ryerson & Son, Inc. 144A sr. notes 11s, 2022	440,000	455,400

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	390,000	397,800

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022 (Canada)	255,000	248,625

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	775,000	807,938

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	835,000	876,750

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2024	265,000	270,963

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8 1/2s, 2024 (Canada)	70,000	72,100

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8s, 2021 (Canada)	105,000	108,150

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7 5/8s, 2021	735,000	516,338

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9 7/8s, 2023	400,000	404,000

		7,418,954
Regional Bells (0.8%)
Frontier Communications Corp. sr. unsec.
notes 11s, 2025	600,000	621,000

Frontier Communications Corp. sr. unsec.
notes 10 1/2s, 2022	670,000	708,944

Frontier Communications Corp. sr. unsec.
notes 8 7/8s, 2020	195,000	208,163

Frontier Communications Corp. sr. unsec.
notes 6 1/4s, 2021	70,000	65,993

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	159,750

		1,763,850
Retail (2.6%)
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	327,000	300,840

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	505,000	207,050

Dollar Tree, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	215,000	228,438

Dollar Tree, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2020	150,000	154,500

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Retail cont.
JC Penney Corp, Inc. company guaranty sr. unsec.
bonds 8 1/8s, 2019	$475,000	$491,478

JC Penney Corp, Inc. company guaranty sr. unsec.
unsub. notes 5.65s, 2020	100,000	94,000

JC Penney Corp, Inc. 144A company
guaranty sr. notes 5 7/8s, 2023	120,000	120,750

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	500,000	437,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	930,000	890,475

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	45,000	50,738

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5 5/8s, 2022	315,000	338,625

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	429,875

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8 3/4s, 2021 ‡‡	755,000	573,800

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8s, 2021	820,000	668,300

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2026	175,000	166,250

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	395,000	395,000

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	450,000	434,250

		5,981,869
Technology (4.2%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	355,000	78,100

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,150,000	822,250

CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6s, 2025	505,000	517,625

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7 1/8s, 2024	200,000	208,884

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35s, 2046	110,000	118,262

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45s, 2023	615,000	638,107

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. unsec. notes 5 7/8s, 2021	390,000	397,711

First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7s, 2023	595,000	602,438

First Data Corp. 144A notes 5 3/4s, 2024	570,000	565,725

First Data Corp. 144A sr. notes 5 3/8s, 2023	490,000	497,600

Infor US, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	1,490,000	1,407,126

Iron Mountain, Inc. company guaranty sr. unsec.
notes 6s, 2023 R	615,000	647,288

Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 6s, 2020 R	215,000	224,944

Micron Technology, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2022	590,000	554,600

Micron Technology, Inc. 144A sr. notes 7 1/2s, 2023	260,000	276,250

NXP BV/NXP Funding, LLC 144A Company
guaranty sr. unsec. notes 4 5/8s, 2023
(Netherlands)	680,000	691,900

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	760,000	750,500

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7 1/4s, 2022	680,000	720,800

		9,720,110

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Telecommunications (3.4%)
Altice Financing SA 144A company
guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	$200,000	$197,000

Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7 5/8s, 2025 (Luxembourg)	600,000	550,500

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	650,000	542,750

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023 (Jamaica)	805,000	684,250

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	305,000	210,450

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7 3/4s, 2021
(Luxembourg)	66,000	16,170

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8 1/8s, 2023
(Luxembourg)	185,000	45,788

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5 3/4s, 2022	205,000	207,563

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2024	220,000	220,825

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	260,000	262,600

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	380,000	405,349

Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2028	1,760,000	1,381,600

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	345,000	367,425

Sprint Corp. company guaranty sr. unsec.
sub. notes 7 7/8s, 2023	1,175,000	960,563

Sprint Corp. company guaranty sr. unsec.
sub. notes 7 1/4s, 2021	900,000	767,250

West Corp. 144A company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	755,000	702,150

Wind Acquisition Finance SA 144A
company guaranty notes 7 3/8s, 2021 (Luxembourg)	385,000	366,713

		7,888,946
Telephone (1.7%)
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2023	545,000	579,063

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2025	860,000	898,700

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	500,000	522,500

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	40,000	42,250

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	275,000	288,750

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	505,000	529,619

Windstream Services, LLC company
guaranty sr. unsec. notes 7 3/4s, 2021	270,000	254,475

Windstream Services, LLC company
guaranty sr. unsec. notes 6 3/8s, 2023	935,000	785,400

		3,900,757
Textiles (0.1%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	325,000	325,813

		325,813
Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10 1/4s, 2022	695,000	609,863

Goodyear Tire & Rubber Co. (The) company
guaranty sr. unsec. notes 5s, 2026	170,000	173,188

		783,051

CORPORATE BONDS AND NOTES (87.2%)* cont.	Principal amount	Value

Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6 3/8s, 2023	$680,000	$647,700

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	1,160,000	1,148,400

		1,796,100
Utilities and power (5.3%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	200,000	233,000

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	635,000	636,588

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	255,000	249,900

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	860,000	969,650

Boardwalk Pipelines LP company
guaranty sr. unsec. unsub. bonds 5.95s, 2026	190,000	199,523

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	1,045,000	1,016,263

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	188,550

Calpine Corp. 144A company
guaranty sr. sub. notes 5 7/8s, 2024	145,000	150,800

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85s, 2037	1,055,000	1,088,515

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	76,000	76,000

Dynegy, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	60,000	57,900

Dynegy, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2019	960,000	961,200

Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2024	40,000	38,400

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. notes 8 5/8s, 2022	360,000	424,251

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s,
2022 (In default) †	277,699	325,602

Energy Transfer Equity LP company
guaranty sr. notes 7 1/2s, 2020	430,000	455,800

Energy Transfer Equity LP sr. sub. notes 5 7/8s, 2024	290,000	282,025

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	165,550

GenOn Americas Generation, LLC sr. unsec.
notes 8 1/2s, 2021	815,000	647,925

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	155,025

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	215,000	152,650

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7 7/8s, 2021	1,260,000	1,304,100

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2026	455,000	452,725

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	655,000	700,616

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	455,000	459,046

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	800,000	780,000

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. 144A company
guaranty sr. notes 11 1/2s, 2020 (In default) †	415,000	141,100

		12,312,704

Total corporate bonds and notes (cost $211,998,595)		$201,823,816

12 Putnam VT High Yield Fund

SENIOR LOANS (5.9%)* [c]	Principal amount	Value

Basic materials (0.3%)
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. bank term loan FRN Ser. B, 6s, 2022	$480,000	$471,840

Solenis International LP bank term loan FRN
7 3/4s, 2022	105,000	96,731

Zekelman Industries, Inc. bank term loan FRN
Ser. B, 6s, 2021	245,000	244,081

		812,652
Capital goods (0.1%)
Manitowac Foodservice, Inc. bank term loan FRN
5 3/4s, 2023	277,692	279,081

		279,081
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	440,000	423,317

		423,317
Consumer cyclicals (3.9%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	610,415	574,299

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11 1/4s, 2017	1,265,087	1,261,925

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 10 3/4s, 2017	278,600	279,761

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	731,651	684,093

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	199,797	196,301

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	623,797	463,169

iHeartCommunications, Inc. bank term loan FRN
Ser. D, 6.938s, 2019	639,000	466,204

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	282,835	192,682

Jeld-Wen, Inc. bank term loan FRN 4s, 2021	431,976	431,436

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	431,738	431,198

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	901,148	848,582

PET Acquisition Merger Sub, LLC bank term loan
FRN Ser. B1, 5 3/4s, 2023	304,238	302,589

Petco Animal Supplies, Inc. bank term loan FRN
Ser. B1, 5s, 2023	408,975	406,760

ROC Finance, LLC bank term loan FRN 5s, 2019	856,921	814,075

Scientific Games International, Inc. bank term
loan FRN Ser. B2, 6s, 2021	363,157	357,482

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	194,874	180,746

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	378,585	366,754

Travelport Finance Luxembourg Sarl bank term loan
FRN Ser. B, 5s, 2021 (Luxembourg)	255,000	252,769

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	441,339	431,593

		8,942,418
Consumer staples (0.1%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	268,850

		268,850
Energy (0.3%)
MEG Energy Corp. bank term loan FRN Ser. B,
3 3/4s, 2020 (Canada)	513,656	448,165

Western Refining, Inc. bank term loan FRN
Ser. B2, 4 1/2s, 2023	220,000	213,675

		661,840
Health care (0.5%)
AMAG Pharmaceuticals, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2021	216,563	214,397

Concordia Healthcare Corp. bank term loan FRN
Ser. B, 5 1/4s, 2021 (Canada)	388,050	373,498

DPx Holdings BV bank term loan FRN Ser. B,
4 1/4s, 2021 (Netherlands)	155,070	150,650

Multiplan, Inc. bank term loan FRN Ser. B, 5s, 2023	215,000	215,499

Quorum Health Corp. bank term loan FRN 6 3/4s, 2022	289,275	289,034

		1,243,078

SENIOR LOANS (5.9%)* [c] cont.	Principal amount	Value

Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$597,930	$419,548

		419,548
Utilities and power (0.3%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	1,769,778	587,345

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	18,164	6,028

		593,373

Total senior loans (cost $15,477,840)		$13,644,157

COMMON STOCKS (1.9%)*	Shares	Value

ACC Claims Holding, LLC Class A (Units) † F	990,365	$5,942

Ally Financial, Inc. †	30,690	523,878

Berry Plastics Group, Inc. †	15,475	601,204

Boise Cascade Co. †	14,035	322,103

CIT Group, Inc.	9,745	310,963

DISH Network Corp. Class A †	8,260	432,824

Eldorado Resorts, Inc. †	20,825	316,436

Gaming and Leisure Properties, Inc. R	12,258	422,656

General Motors Co.	7,902	223,627

Live Nation Entertainment, Inc. †	16,990	399,265

Lone Pine Resources Canada, Ltd. (Canada) † F	24,322	243

Lone Pine Resources, Inc. Class A (Canada) † F	24,322	243

Penn National Gaming, Inc. †	34,840	486,018

Service Corp. International/US	15,010	405,870

Tribune Media Co. Class 1C F	93,841	23,460

Vantage Drilling International
(Units) (Cayman Islands) †	395	34,168

Total common stocks (cost $4,510,759)		$4,508,900

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	636	$530,182

American Tower Corp. $5.50 cv. pfd. R	5,675	643,048

Crown Castle International Corp. Ser. A,
$4.50 cv. pfd. R	3,850	465,311

EPR Properties Ser. C, $1.438 cv. pfd. R	18,102	555,482

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	9,800	717,948

Tyson Foods, Inc. $2.375 cv. pfd.	3,735	275,382

Total convertible preferred stocks (cost $2,743,984)		$3,187,353

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$313,000	$315,543

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8s, 2018	323,000	461,890

Navistar International Corp. cv. sr. unsec.
sub. bonds 4 1/2s, 2018	208,000	138,450

ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1s, 2020	247,000	220,756

Total convertible bonds and notes (cost $1,036,521)		$1,136,639

	Principal amount/
SHORT-TERM INVESTMENTS (1.5%)*	shares	Value

Putnam Short Term Investment Fund 0.47% L	Shares 3,271,704	$3,271,704

U.S. Treasury Bills 0.21%, August 4, 2016	$177,000	176,964

Total short-term investments (cost $3,448,670)		$3,448,668

Total investments (cost $239,216,369)		$227,749,533

Putnam VT High Yield Fund 13

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $231,352,134.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,811,134 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $2,975,080) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Euro	Sell	9/21/16	$453,947	$457,417	$3,470

Goldman Sachs International

	British Pound	Buy	9/21/16	452,694	490,070	(37,376)

JPMorgan Chase Bank N.A.

	British Pound	Buy	9/21/16	391,278	428,037	(36,759)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/21/16	562,520	554,196	(8,324)

UBS AG

	British Pound	Sell	9/21/16	965,606	1,045,360	79,754

Total						$765

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)
					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 26 Index	B+/P	$193,880	$6,735,000	6/20/21	(500 bp)	$(22,401)

Total		$193,880				$(22,401)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

14 Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$322,103	$—	$—

Capital goods	601,204	—	—

Communication services	432,824	—	5,942

Consumer cyclicals	1,425,346	—	23,460

Energy	34,168	—	486

Financials	1,257,497	—	—

Health care	405,870	—	—

Total common stocks	4,479,012	—	29,888

Convertible bonds and notes	—	1,136,639	—

Convertible preferred stocks	—	3,187,353	—

Corporate bonds and notes	—	201,823,806	10

Senior loans	—	13,644,157	—

Short-term investments	3,271,704	176,964	—

Totals by level	$7,750,716	$219,968,919	$29,898

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$765	$—

Credit default contracts	—	(216,281)	—

Totals by level	$—	$(215,516)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 15

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $235,944,665)	$224,477,829

Affiliated issuers (identified cost $3,271,704) (Notes 1 and 5)	3,271,704

Cash	90,818

Dividends, interest and other receivables	3,845,839

Receivable for shares of the fund sold	447,121

Receivable for investments sold	1,012,922

Unrealized appreciation on forward currency contracts (Note 1)	83,224

Total assets	233,229,457

Liabilities

Payable for investments purchased	728,637

Payable for shares of the fund repurchased	425,822

Payable for compensation of Manager (Note 2)	110,536

Payable for custodian fees (Note 2)	7,119

Payable for investor servicing fees (Note 2)	28,061

Payable for Trustee compensation and expenses (Note 2)	175,947

Payable for administrative services (Note 2)	931

Payable for distribution fees (Note 2)	13,260

Payable for variation margin (Note 1)	226,571

Unrealized depreciation on forward currency contracts (Note 1)	82,459

Other accrued expenses	77,980

Total liabilities	1,877,323

Net assets	$231,352,134

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,223,255

Undistributed net investment income (Note 1)	5,593,265

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(64,975,549)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(11,488,837)

Total — Representing net assets applicable to capital shares outstanding	$231,352,134

Computation of net asset value Class IA

Net assets	$170,803,927

Number of shares outstanding	28,137,836

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.07

Computation of net asset value Class IB

Net assets	$60,548,207

Number of shares outstanding	10,064,008

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.02

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Interest (including interest income of $29,472 from investments in affiliated issuers) (Note 5)	$7,782,609

Dividends	105,033

Total investment income	7,887,642

Expenses

Compensation of Manager (Note 2)	664,672

Investor servicing fees (Note 2)	82,664

Custodian fees (Note 2)	10,220

Trustee compensation and expenses (Note 2)	10,253

Distribution fees (Note 2)	81,202

Administrative services (Note 2)	2,756

Other	77,643

Fees waived and reimbursed by Manager (Note 2)	(3,905)

Total expenses	925,505

Expense reduction (Note 2)	(63)

Net expenses	925,442

Net investment income	6,962,200

Net realized loss on investments (Notes 1 and 3)	(5,780,400)

Net realized gain on swap contracts (Note 1)	335,218

Net realized gain on foreign currency transactions (Note 1)	32,506

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(36,239)

Net unrealized appreciation of investments and swap contracts during the period	17,746,760

Net gain on investments	12,297,845

Net increase in net assets resulting from operations	$19,260,045

Statement of changes in net assets
	Six months ended	Year ended
	6/30/16*	12/31/15

Increase (decrease) in net assets

Operations:

Net investment income	$6,962,200	$16,183,145

Net realized loss on investments and foreign currency transactions	(5,412,676)	(2,199,269)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	17,710,521	(26,570,239)

Net increase (decrease) in net assets resulting from operations	19,260,045	(12,586,363)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(11,452,240)	(15,550,000)

Class IB	(5,001,078)	(5,539,033)

Decrease from capital share transactions (Note 4)	(1,621,700)	(40,992,792)

Total increase (decrease) in net assets	1,185,027	(74,668,188)

Net assets:

Beginning of period	230,167,107	304,835,295

End of period (including undistributed net investment income of $5,593,265 and $15,084,383, respectively)	$231,352,134	$230,167,107

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$6.02	.18	.28	.46	(.41)	(.41)	$6.07	8.01*	$170,804	.36* [e]	2.98* [e]	23*

12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35

12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

Class IB

6/30/16†	$5.96	.17	.29	.46	(.40)	(.40)	$6.02	8.01*	$60,548	.48* [e]	2.84* [e]	23*

12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35

12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT High Yield Fund 19

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and iden-tified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $765 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street.

20 Putnam VT High Yield Fund

Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $59,393,685 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$170,813	$2,795,847	$2,966,660	*

20,035,795	N/A	20,035,795	12/31/16

36,391,230	N/A	36,391,230	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $239,385,557, resulting in gross unrealized appreciation and depreciation of $7,192,244 and $18,828,268, respectively, or net unrealized depreciation of $11,636,024.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,905.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$59,812
Class IB	22,852

Total	$82,664

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund

Putnam VT High Yield Fund 21

also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $22 under the expense offset arrangements and by $41 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $183, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$81,202

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$52,223,285	$49,908,942

U.S. government securities (Long-term)	—	—

Total	$52,223,285	$49,908,942

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,344,242	$7,974,885	3,019,597	$19,746,966	5,875,473	$34,269,612	6,868,694	$45,349,814

Shares issued in connection with
reinvestment of distributions	1,988,236	11,452,240	2,392,308	15,550,000	875,846	5,001,078	858,765	5,539,033

	3,332,478	19,427,125	5,411,905	35,296,966	6,751,319	39,270,690	7,727,459	50,888,847

Shares repurchased	(3,927,675)	(23,346,585)	(10,984,087)	(71,400,329)	(6,310,008)	(36,972,930)	(8,603,435)	(55,778,276)

Net increase (decrease)	(595,197)	$(3,919,460)	(5,572,182)	$(36,103,363)	441,311	$2,297,760	(875,976)	$(4,889,429)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$14,783,531	$48,447,439	$59,959,266	$29,472	$3,271,704

Total	$14,783,531	$48,447,439	$59,959,266	$29,472	$3,271,704

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

22 Putnam VT High Yield Fund

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$2,400,000

Centrally cleared credit default contracts (notional)	$—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$—	Unrealized depreciation	$216,281*

Foreign exchange contracts	Receivables	83,224	Payables	82,459

Total		$83,224		$298,740

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Credit contracts	$—	$335,218	$335,218

Foreign exchange contracts	35,562	—	35,562

Total	35,562	$335,218	$370,780

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Credit contracts	$—	$(22,401)	$(22,401)

Foreign exchange contracts	(38,168)	—	(38,168)

Total	$(38,168)	$(22,401)	$(60,569)

Putnam VT High Yield Fund 23

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Centrally cleared credit default contracts§	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	3,470	—	—	—	79,754	83,224

Total Assets	$—	$3,470	$—	$—	$—	$79,754	$83,224

Liabilities:

Centrally cleared credit default contracts§	226,571	—	—	—	—	—	226,571

Forward currency contracts#	—	—	37,376	36,759	8,324	—	82,459

Total Liabilities	$226,571	$—	$37,376	$36,759	$8,324	$—	$309,030

Total Financial and Derivative Net Assets	$(226,571)	$3,470	$(37,376)	$(36,759)	$(8,324)	$79,754	$(225,806)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—

Net amount	$(226,571)	$3,470	$(37,376)	$(36,759)	$(8,324)	$79,754

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

24 Putnam VT High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of

Putnam VT High Yield Fund 25

20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

26 Putnam VT High Yield Fund

One-year period	Three-year period	Five-year period

4th	3rd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 111, 103 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was due in significant part to the fund’s moderately underweight position in upper-tier credit quality bonds (which outperformed lower-rated bonds during the period), as well as security selection within the utilities, cable and satellite, retail, and energy sectors.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT High Yield Fund 27

This page intentionally left blank.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders		H511
of Putnam VT High Yield Fund.	VTSA034 301607	8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016